UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)     May 20, 2011

American River Bankshares
(Exact name of registrant as specified in its chapter)

California	0-31525	68-0352144
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3100 Zinfandel Drive, Suite 450, Ranch Cordova, California	95670
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (916) 851-0123

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 5 Pages
The Index to Exhibits is on Page 3

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders held on May 19, 2011, four items were submitted to a vote of shareholders through the solicitation of proxies.  A copy of the voting results is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01: Other Events

Registrant issued a press release May 20, 2011 announcing the re-election of Directors at their Annual Meeting held Thursday, May 19, 2011 in Rancho Cordova, California.  The foregoing description is qualified by reference to the press release attached here to as Exhibit 99.2.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Voting results from the registrants 2011 Annual Meeting of Shareholders.
99.2	Press release dated May 20, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN RIVER BANKSHARES

/s/ Mitchell A. Derenzo
May 20, 2011	Mitchell A. Derenzo, Chief Financial Officer (Principal Accounting and Financial Officer)

INDEX TO EXHIBITS

Exhibit No.	Description	Page

99.1	Voting results from the registrants 2011 Annual Meeting of Shareholders.	4

99.2	Press release of American River Bankshares dated May 20, 2011	5